UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 23, 2009

Unico American Corporation
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 25, 2009, the Registrant issued a news release announcing its results of operations for the year ended December 31, 2008.  A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.  Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2009, the Board of Directors of Unico American Corporation (the “Company”) elected Cary L. Cheldin as Chairman of the Board of Directors, President and Chief Executive Officer of the Company effective April 1, 2009.   Cary L. Cheldin will replace Erwin Cheldin, who will retire effective April 1, 2009 as Chairman of the Board of Directors, President and Chief Executive Officer of the Company.  Erwin Cheldin will continue as a Director of the Company.

Cary L. Cheldin, who is 52 years of age, became employed by the Company 29 years ago and has served as Executive Vice President since 1991.  He also served as Vice President from 1986 to 1991 and as Secretary from 1987 to 1991.  Cary L. Cheldin has been a Director of the Company since 1983 and is the son of Erwin Cheldin.

Cary L. Cheldin presently serves the Company pursuant to an Employment Agreement effective December 15, 2007.  On March 23, 2009 that Agreement was amended effective April 1, 2009, to indicate the change in his offices and responsibility and to extend the end of the term of the Agreement from December 31, 2012 to December 31, 2013.

Item 5.03.  Amended to Articles of Incorporation or Bylaws: Change in Fiscal Year.

In connection with the election of Cary L. Cheldin as Chairman of the Board of Directors, President and Chief Executive Officer of the Company, the Bylaws of the Company were amended effective April 1, 2009, to delete the office of Executive Vice President from the list of officers of the Company.  Cary L. Cheldin had been Executive Vice President of the Company since 1991 and upon his election as Chairman of the Board of Directors, President and Chief Executive Officer of the Company, the office of Executive Vice President will become vacant and the Board concluded that the Company would not need the office of Executive Vice President at that time.  The amendment also provided that the Company may also have, at its discretion, the office of General Counsel.

Item 8.01 Other Events.
The March 25, 2009 news release referred to in Item 2.02 of this Current Report on Form 8-K also contains an announcement by the Registrant that on March 23, 2009, the Board of Directors of the Company had declared a cash dividend payable on May 1, 2009, to holders of record on April 10, 2009.  A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

  3.1                      Amended Section 1 of Article V of the Company’s Bylaws effective April 1, 2009.

99.1                      News Release dated March 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             UNICO AMERICAN CORPORATION
                                                             (Registrant)

Date: March 26, 2009                        By:   /s/ Lester A. Aaron

                                                             Name:   Lester A. Aaron
                                                             Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended Section 1 of Article V of the Company’s Bylaws effective April 1, 2009
99.1	News Release dated March 25, 2009